SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported)
                         JUNE 16, 1997


                      Aames Capital Acceptance Corp.
                      on behalf of Aames Capital Owner
                                Trust 1991-1
                       ----------------------------
           (Exact name of Registrant as specified in its charter)

          Delaware                     333-21219            95-4619902
        ------------                   ---------            -----------
(State or other jurisdiction          (Commission         (I.R.S. employer
     of incorporation)                file number)     identification no.)


305 South Grand Avenue
Los Angeles, California                             90071
------------------------------------               -------
(Address of principal executive offices)         (ZIP Code)

                              (213) 640-5000
                   ---------------------------------
           Registrant's telephone number, including area code

           3731 Wilshire Boulevard, Los Angeles, California 90010
            -----------------------------------------------------
      (Former name or former address, if changed since last report)

            -----------------------------------------------------

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Item 7. FINANCIAL STATEMENTS; PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

          20.1 Aames Capital Owner Trust 1991-1, Adjustable Rate Asset-Backed Bonds, Series 1991-1 - Statement to Bondholders

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                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         AAMES CAPITAL ACCEPTANCE CORP.

                         By: /s/ Mark E. Elbaum
                             -------------------------------
                              Mark E. Elbaum
                              Senior Vice President - Finance
                              and Chief Accounting Officer



Dated:   June 25, 1997

                        Index to Exhibits


Exhibit
-------

20.1      Aames Capital Owner Trust 1991-1, Adjustable Rate
          Asset-Backed Bonds, Series 1991-1 - Statement to
          Bondholders
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